RIDGEWORTH FUNDS
Supplement dated May 20, 2011 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 1, 2010
RidgeWorth Large Cap Quantitative Equity Fund (A & I Shares)
On May 19, 2011, the Board of Trustees (the “Board”) of the RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Large Cap Quantitative Equity Fund (the “Fund”) into the RidgeWorth Large Cap Core Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.
After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:
-	the Fund’s primary investment objective, policies and strategies are similar to those of the Acquiring Fund;

-	the Fund’s contractual advisory fees and 12b-1 fees are the same as those of the Acquiring Fund;

-	the total operating expenses of the Acquiring Fund are lower than that of the Fund;

-	the reorganization is expected to be a tax-free event to shareholders; and

-	potential economies of scale are expected to result from the reorganization.
The reorganization is expected to be effective at the close of business on or about July 15, 2011 (the “Reorganization Date”). At that time, each shareholder of the A and I Shares of the Fund will become a shareholder of the Acquiring Fund, and will receive corresponding A and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.
Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the prospectus.
Effective on the Reorganization Date, all references to the Fund in the Prospectus and SAI are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
     RFSP-138

RIDGEWORTH FUNDS
Supplement dated May 20, 2011 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated August 1, 2010
Seix Global Strategy Fund (A and I Shares)
On May 19, 2011, the Board of Trustees of the RidgeWorth Funds approved the liquidation and closing of the Seix Global Strategy Fund (the “Fund”). The Fund expects to complete the liquidation and closing on or around June 30, 2011 (the “Liquidation Date”).
Effective Monday, May 23, 2011, the Fund is closed to new investors. Existing shareholders may continue to invest in the Fund.
Effective on the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
     RFSP-139